Exhibit 99.2
Cycurion’s Digital Ally Secures $383,000 in New Midwest Law Enforcement Contracts as Special Operations and Intelligence Veterans Lead Renewal
October 21, 2026
With new leadership and a renewed sense of purpose, Cycurion is bringing mission-focused tenacity and next-generation technology across the company, including to Digital Ally’s proven product line.
MCLEAN, Va., Oct. 21, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc., a Delaware corporation (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading AI-driven, tech-enabled cybersecurity solutions provider, today announced continued growth in its Digital Ally video solutions business. Over the past 30 days, including October activity, Digital Ally has secured approximately $383,000 in new and expanded contracts with law enforcement agencies across the Midwest.
This activity comes as Cycurion’s team of former Special Operations and Intelligence Community professionals leads a broader renewal of the Company’s structure and strategy.
“When we acquired Digital Ally, we inherited a talented, dedicated workforce,” said L. Kevin Kelly, Chairman and CEO of Cycurion. “The same caliber of talent that is rebuilding Cycurion is now driving a broader revitalization across the Company. Our teammates from the Special Operations and Intelligence communities bring a distinct mindset grounded in tenacity and a deep understanding of cutting-edge technology. They also understand, better than most, the importance of reliable equipment. That influence is already visible across the organization.”
Over the past 30 days, Digital Ally has secured approximately $383,000 in new and expanded contracts spanning in-car video systems, body-worn cameras, cloud-based digital evidence management, and expansions for existing customers. Solutions include the EVO HD and EVO Core in-car video systems, FirstVu Pro body-worn cameras, and multi-year unlimited cloud plans (typically 5-year/90-day). Several agencies funded purchases upfront, including through grant sources, while others extended existing plans and added equipment to support ongoing operations.
A consistent theme among these wins is agencies’ preference for Digital Ally’s innovative video products, responsive customer service, and ability to design solutions around each department’s specific requirements.
“These results show the continued demand for practical, high-quality video and evidence solutions among law enforcement agencies. And our products continue to improve,” said L. Kevin Kelly. “Agencies are choosing Digital Ally because the products work in the field, the support is responsive, and we build around what each department actually needs.”
This momentum builds on the strong foundation established with the Digital Ally acquisition and reinforces Cycurion’s broader strategy of delivering integrated public safety technologies. The recent contracts add to Digital Ally’s established base of more than 800 law enforcement, municipal, and public safety clients. Combined with Cycurion’s AI-driven cybersecurity and managed services capabilities, the portfolio positions the Company to offer comprehensive solutions that protect video systems, evidence, and the networks that support them.

About Cycurion, Inc.
Based in McLean, Virginia, Cycurion, Inc. (NASDAQ: CYCU) is an AI-driven, tech-enabled provider of cybersecurity, IT and public safety technology solutions. The Company specializes in cybersecurity, program management and business continuity, and uses its AI-enhanced platform and experienced team to help clients protect their operations. Together with its subsidiaries — Axxum Technologies LLC, Cloudburst Security LLC, Cycurion Innovation, Inc. and Cycurion Digital Ally — Cycurion serves government, healthcare, law enforcement and corporate clients. Through Digital Ally, the Company also provides in-car video systems, body-worn cameras and cloud-based digital evidence management to more than 800 law enforcement, municipal and public safety agencies. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business, including its Digital Ally video solutions business, and the Company’s strategy and vision.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding continued growth and momentum in the Digital Ally business; the expected value, duration, and performance of the contracts described in this press release; continued demand for the Company’s video and digital evidence solutions among law enforcement agencies; the continued improvement of Digital Ally’s products; the renewal of the Company’s structure and strategy under its leadership team; the anticipated benefits of the Digital Ally acquisition; the Company’s ability to deliver integrated public safety technologies and to offer comprehensive solutions that protect video systems, evidence, and the networks that support them; and other statements that are not historical facts. Words such as “aim,” “continue,” “will,” “may,” “could,” “should,” “expect,” “plans,” “intend,” “designed to,” “anticipate,” “believe,” “estimate,” “potential,” “positions,” “seek,” and similar expressions are intended to identify such forward-looking statements.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: the risk that contracts are terminated, reduced, delayed, or not renewed, or that customers do not exercise extensions or expansions; dependence on federal, state, and local government budgets, appropriations, and grant funding; the timing of revenue recognition under multi-year cloud and service plans; the Company’s ability to successfully integrate Digital Ally and realize the anticipated benefits of the acquisition; competition in the law enforcement video and digital evidence management market; supply chain, component availability, and manufacturing risks; product performance, reliability, and warranty matters; the Company’s ability to attract and retain key personnel, including its new leadership team; market acceptance of the Company’s combined video and cybersecurity offerings; the Company’s ability to fund its operations and growth; government contracting, procurement, and compliance requirements; cybersecurity incidents affecting the Company or its clients; any potential legal proceedings; and the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com
Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
3